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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 2, 1997


                              SEMTECH CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                           1-6395           95-2119684
------------------------------------   -----------    ------------------
(State or other jurisdiction           (Commission    (IRS Employer
of incorporation or organization)      File Number)   Identification No.)


       625 Mitchell Road, Newbury Park, California                91320
    -------------------------------------------------    ----------------------
        (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code:      (805) 498-2111
                                                         ---------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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                       This Report consists of 82 pages.

                      The Exhibit Index appears on page 5.
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ITEM 5.   OTHER EVENTS.

Acquisition of Edge Semiconductor Incorporated
----------------------------------------------

          The Registrant issued a press release on September 22, 1997, announcing that it had entered into a letter of intent to acquire Edge Semiconductor Incorporated ("Edge"). Edge is a fabless semiconductor company which designs, markets and supplies analog and mixed-signal integrated circuits specifically optimized for automated test equipment. The acquisition of Edge provides the Registrant with additional design capabilities and an opportunity to fulfill the growing demand for analog semiconductors in new market applications.

          On October 2, 1997, the Registrant entered into, and consummated, an Agreement and Plan of Merger (the "Merger Agreement") among the Registrant, ESI Acquisition Corp., a wholly-owned subsidiary of the Registrant, and Edge. Pursuant to the Merger Agreement, the Registrant issued 749,977 shares of Common Stock, $.01 par value (the "Merger Shares"), to all the shareholders of Edge and all the holders of options and warrants to purchase shares of common stock of Edge. A total of 37,500 of the Merger Shares are being held in a one year escrow (the "Escrow Shares") as security for the indemnification obligations of Edge's former shareholders pursuant to the Merger Agreement. The transaction was structured as a reverse triangular merger and qualified for treatment as a pooling of interests. As a result of the tax free reorganization, Edge now is a wholly-owned subsidiary of the Registrant. The completion of the acquisition of Edge was announced in a press release issued by the Registrant on October 3, 1997.

          Pursuant to the Merger Agreement, the Registrant agreed to register the resale of the Merger Shares (including the Escrow Shares) under the Securities Act of 1933, as amended. On October 10, 1997, the Registrant filed its Registration Statement on Form S-3, Registration No. 333-37699 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"). The Registration Statement was declared effective by the Commission on October 23, 1997. Affiliates of Edge (to whom 527,909 of the Merger Shares were issued) have agreed not to sell any of their Merger Shares until the Registrant's release of its earnings for its quarter ending November 2, 1997, in order to comply with the pooling requirements. That earnings report is currently contemplated to be issued on or about November 18, 1997. The proceeds from the sale of any Escrow Shares will continue to be held in escrow for the duration of the one year escrow period.

     Substantially the same information contained herein has been previously reported in the Registration Statement. Copies of the Merger Agreement and the two press releases issued by the Registrant are appended as exhibits to this Report.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
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
Document Description                                           Exhibit No.
--------------------                                           -----------
Agreement and Plan of Merger, dated as of October 2, 1997,          2
by and among the Registrant, ESI Acquisition Corp. a wholly-
owned subsidiary of the Registrant, and Edge Semiconductor
Incorporated.

Registrant's Press Release dated September 22, 1997 with            99.1
respect to the Letter of Intent to acquire Edge Semiconductor
Incorporated.

Registrant's Press Release dated October 3, 1997 with               99.2
respect to the completion of the acquisition of Edge Semiconductor
Incorporated.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 1997              SEMTECH CORPORATION,
                              a Delaware corporation



                              By:      /s/ David G. Franz, Jr.
                                 ----------------------------------------------
                                    Vice President Finance and
                                    Chief Financial Officer,
                                    Secretary and Treasurer

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                                 EXHIBIT INDEX


Exhibit                                                       Sequentially
   No.                 Document Description                   Numbered Page
 -------               --------------------                   -------------

 2 Agreement and Plan of Merger, dated as of October 2, 1997, by and among the Registrant, ESI Acquisition Corp. a wholly-owned subsidiary of the Registrant, and Edge Semiconductor Incorporated.

 99.1 Registrant's Press Release dated September 22, 1997 with respect to the Letter of Intent to acquire Edge
          Semiconductor Incorporated.

 99.2 Registrant's Press Release dated October 3, 1997 with respect to the completion of the acquisition of Edge
          Semiconductor Incorporated.

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